A New Class of Cell & Gene Therapies With the Capacity to Cure February 22, 2023 Exhibit 99.2

Disclaimer | POSEIDA R&D DAY 2023 This presentation and any accompanying oral commentary contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and include, without limitation, statements related to future events; our future financial performance or condition; business strategy; expected timing and plans with respect to development milestones, clinical trials, and regulatory and manufacturing activities; estimated market opportunities for product candidates; statements regarding potential fees, milestone and royalty payments we may receive pursuant to our collaboration agreements; and future results of anticipated development efforts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)", “potentially” or negative of these terms or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on management's current expectations of future events only as of the date of this presentation and are subject to a number of important risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the fact that collaboration agreements may be terminated early; the fact that we will have limited control over the efforts and resources our collaborators devote to advancing development programs under our collaboration agreements; risks associated with conducting clinical trials; whether any of our product candidates will be shown to be safe and effective; our ability to finance continued operations; our reliance on third parties for various aspects of our business; competition in our target markets; our ability to protect our intellectual property; our ability to retain key scientific or management personnel; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Welcome & Introduction Eric M. Ostertag, MD, PhD Founder

Agenda

Introduction	*Eric M. Ostertag, MD, PhD, Founder*
Fireside Chat	*George Church, PhD, Gene Editing Pioneer & Chair, Poseida Gene Therapy SAB*
Gene Therapy	*Brent Warner, President, Gene Therapy*
Fireside Chat	*Madhu Natarajan, PhD, Head, Rare Diseases Drug Discovery Unit, Takeda*
Pipeline Programs	*Jack Rychak, PhD & Bernard Kok, PhD*
Emerging Technology	*Blair Madison, PhD; Oscar Alvarez, PhD & Alex Schudel, PhD*
Cell Therapy	*Devon J. Shedlock, PhD, Chief Scientific Officer, Cell Therapy*
Fireside Chat	*Christine Brown, PhD, Professor, City of Hope; CAR-T Cell Expert & Member, Poseida Immuno-Oncology SAB*
Clinical Programs	*Rajesh Belani, MD*
Preclinical	*Stacey Cranert, PhD; Julia Coronella, PhD; Nina Timberlake, PhD & Devon J. Shedlock, PhD*
Conclusion	*Mark Gergen, CEO*
Q&A	*Executive and Scientific Leadership*

3 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Fireside Chats:  Guest Speakers Christine Brown, PhD Professor, City of Hope; CAR-T Expert; and Member, Poseida Immuno-Oncology SAB George Church, PhD Gene Editing Pioneer and Chair, Poseida Gene Therapy SAB Madhu Natarajan, PhD Head, Rare Diseases Drug Discovery Unit – Takeda | POSEIDA R&D DAY 2023

Gene Therapy (GTx) Brent Warner February 22, 2023 President, Gene Therapy

Robust Platform Technologies Supporting Our GTx Pipeline Programs

Current Platforms

Super piggyBac® (SPB) — Non-viral transposon gene insertion technology

SPB Hybrid AAV + LNP — Gene insertion technology utilizing AAV as DNA donor

Lipid Nanoparticles (LNP) — Proprietary lipid nanoparticles built to deliver DNA

Cas-CLOVER™ — High fidelity gene editing system for knock-out / knock-in

Site-Specific Super piggyBac® (ssSPB) — Next generation programmable gene targeting/editing system

Current Programs

P-OTC-101
SPB Hybrid AAV + LNP
Poseida Owned

- Pre-clinical program
- Capsid / construct selected
- Finalizing pathway to IND
- New data presented today

P-PAH-101
SPB Hybrid AAV + LNP
Partnered with Takeda

- New pre-clinical program
- New data presented today

P-FVIII-101
SPB Non-viral
Partnered with Takeda

- Pre-clinical program
- Data presented at ASH 2022
- Best of ASH 2022 selection
- New data presented today

Future Pipeline

Liver Directed Knock-out
Cas-CLOVER

Liver Directed Metabolic Disease
SPB Non-viral

6 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Focus on Accelerating Programs and Platforms Accelerate Programs Advance current programs towards IND / clinical readiness Disseminate data at upcoming congresses Enhance Platforms Accelerate ssSPB to become a leading Gene Editing Platform Breadth and depth across proprietary LNP portfolio Strengthen Pipeline Accelerate next programs to pipeline Deepen focus in liver directed diseases + exploratory in next tissue / disease 2023 GTx Priorities Poseida’s strong platform technologies are enabling a new class of Gene Therapies potentially overcoming many of the hurdles of first generation / standard Gene Therapies 2023 GTx Focus Efficiency in accelerating our programs Enhance our platforms and pipeline Emergence as a leader in Gene Therapy | POSEIDA R&D DAY 2023

GTx Pipeline Programs Jack Rychak Vice President, Research and Development – GTx

Powerful Platforms Enabling Innovative Gene Therapy Products SPB Gene Insertion Hybrid Delivery System + Transposon Transposase | POSEIDA R&D DAY 2023 Highly efficient integration of therapeutic transgene into genome Leverage mature AAV and LNP delivery technology for challenging diseases + Non-Viral Delivery System Transposon Transposase Nanoparticle system to enable delivery of large cargo and repeat dosing

SPB Non-Viral and Hybrid Advantages Over Standard AAV

POSEIDA THERAPEUTICS

	Non-Viral Delivery System	Hybrid Delivery System	Standard AAV Delivery
			
Durability:	**Permanent**	**Permanent**	Unstable Episome
Insertion Profile:	**Open Chromatin**	**Open Chromatin**	Random / hotspots (e.g., @Rian)[1-6]
Delivery Effectiveness:	Moderate	**High**	**High**
Neonate:	High Efficiency	High Efficiency	Higher vector dilution
VCN:	Low (<1/dg)	1-4 (Integrated)	1-1000 (dep. on dose, serotype, cell)
Re-Dosing:	**Demonstrated Data**	Early Feasibility	Difficult

1) Kang et al., *Mol. Ther. Methods Clin.* 2019; 2) Zhong et al., *Hum. Gene Ther.* 2013; 3) Donsante et al., *Science* 2007; 4) Chandler et al., *J. Clin. Invest.* 2015; 5) Walia et al., *Mol. Ther.* 2015; 6) Li et al., *Mol. Ther.* 2021

10 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Robust Platform Technologies Supporting Our GTx Pipeline Programs

Current Platforms

Super piggyBac® (SPB)	Non-viral transposon gene insertion technology
SPB Hybrid AAV + LNP	Gene insertion technology utilizing AAV as DNA donor
Lipid Nanoparticles (LNP)	Proprietary lipid nanoparticles built to deliver DNA
Cas-CLOVER™	High fidelity gene editing system for knock-out / knock-in
Site-Specific Super piggyBac® (ssSPB)	Next generation programmable gene targeting/editing system

Current Programs

P-OTC-101
SPB Hybrid AAV + LNP
Poseida Owned

- Pre-clinical program
- Capsid / construct selected
- Finalizing pathway to IND
- New data presented today

P-PAH-101
SPB Hybrid AAV + LNP
Partnered with Takeda

- New pre-clinical program
- New data presented today

P-FVIII-101
SPB Non-viral
Partnered with Takeda

- Pre-clinical program
- Data presented at ASH 2022
- Best of ASH 2022 selection
- New data presented today

Future Pipeline

Liver Directed Knock-out
Cas-CLOVER

Liver Directed Metabolic Disease
SPB Non-viral

11 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

P-OTC-101 Poseida Internal Program Bernard Kok Associate Director, Pharmacology – GTx

Ornithine Transcarbamylase Deficiency (OTCD) – High Unmet Need

- X-linked metabolic liver disorder causing toxic ammonia build-up
- Most common urea cycle disorder and most common cause of 'early onset' illness[1]
- NH3 build-up -> neurological impairment / death
- Dietary protein restriction & alternative pathway drugs inadequate for early onset illness
- Mortality and morbidity in severe patients
- Liver transplantation can be corrective, but
  - Inaccessible to many
  - Lifetime immunosuppression
  - Significant unmet need for functional cure

Mechanism



Wildtype
OTCD
Protein
Protein
NH3
NH3
OTC
Urea Cycle
Urea Cycle
Ammonia Build-up & Neurological Impairment
Nitrogenous Waste [Excreted in Urine]
Nitrogenous Waste [Excreted in Urine]

1. Summar et al. 2008 Acta Paediatrica

13 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

AAV Alone is Not Effective or Durable to Rescue Severe OTCD | POSEIDA R&D DAY 2023 0 Days after birth 46 mOTC shRNA Hyperammonemia hOTC AAV 1 hOTC AAV alone failed to rescue severe OTCD at all doses due to lack of durability from non-integrating AAV Untreated hOTC AAV Experimental Design: Neonatal OTCD mice (residual 5-10% OTC activity) treated at birth (day 1) with various doses of human OTC (hOTC) AAV Severe disease induction on Day 46 by reducing mouse OTC expression OTC (brown), central vein marker (purple)

Goal is to Deliver Functional Cures with Hybrid P-OTC-101


hOTC AAV
SPB mRNA LNP

- Biodegradable nanoparticle transiently delivers SPB
- Efficient integration in growing liver enables:
  - Durable OTC expression
  - Potentially a functional cure
  - Potential for neonatal/juvenile patients
- Therapeutic protein levels with 1/10th the AAV dose to reduce AAV toxicity
- Low (2-4) integrated vector copy numbers per cell
- Option of re-dosing SPB, to titrate hOTC level


Super piggyBac (SPB) Advantage
hOTC AAV piggyBac Transposon
SPB Transposase mRNA LNP
Liver Cell Replication
Clearance of Non-integrated AAV
Residual AAV
Integrated Transposon

15 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

P-OTC-101 Achieved Expression of OTC Leading to Functional Cure >50% OTC SPB LNP + hOTC AAV <3% OTC hOTC AAV + Percent hepatocytes with OTC expression: | POSEIDA R&D DAY 2023 100% Rescue of Mortality in OTCD Model 0.2 mg/kg SPB transposase LNP + 2E13 vg/kg hOTC AAV or AAV alone administered on day 1 of life to spfash OTCD mice IHC for glutamine synthetase (pink), human OTC (brown) in liver on day 83 post-treatment + OTC (brown), central vein marker (purple)

SPB LNP Enables "Plug 'n Play" with Different AAV Capsids



SPB LNP
+
AAV8
OR
AAV9
OR
AAV3-derivative



Human OTC mRNA
% expression relative to WT mouse OTC
2000
1500
1000
500
0
Untreated
AAV9 Only
AAV3-deriv. Only
SPB LNP + AAV8
SPB LNP + AAV9
SPB LNP + AAV3-deriv.



OTC activity (dark brown)
untreated
AAV9 only
AAV3d only
SPB LNP + AAV8
SPB LNP + AAV9
SPB LNP + AAV3d
OTC activity (dark brown)

- SPB mRNA LNPs were co-administered with AAV serotypes encapsulating hOTC transgenes to newborn WT mice
- Human OTC mRNA and distribution of OTC activity were measured at study termination (Day 28 post-Tx)

17 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Strong Efficacy Seen Across Wide AAV Dose Range for P-OTC-101 | POSEIDA R&D DAY 2023 Molecular Readouts Disease Biomarkers Over a wide AAV dose range, Poseida’s AAV-LNP system provides high transgene levels and efficacy (decreased disease biomarkers) 0.5 mg/kg SPB mRNA LNP + dose titration of hOTC AAV administered to neonatal OTCD mice Molecular and biomarker analysis was performed 40 to 70 days post-treatment

SPB mRNA LNP Dose Response Enabled Titrated Correction | POSEIDA R&D DAY 2023 SPB LNP levels are the primary driver of dose titratability for transgene levels and disease correction Molecular Readouts Disease Biomarkers Dose titration of SPB mRNA LNP + 2E13 vg/kg hOTC AAV administered to neonatal OTCD mice Molecular and biomarker analysis was performed 40 to 70 days post-treatment

P-OTC-101 Demonstrated Favorable Tolerability | POSEIDA R&D DAY 2023 Clinical Chemistry – Liver Tox Markers Minimal impact on clinical chemistry at high SPB mRNA LNP and hOTC AAV doses 40 days post-treatment in OTCD mice compared to hOTC AAV alone or untreated Untreated 2E13 AAV only 0.5 mg/kg + 2E13 0.5 mg/kg + 1E13 0.5 mg/kg SPB mRNA LNP + 1E13 or 2E13 vg/kg hOTC AAV administered to neonatal OTCD mice

P-OTC-101 Provided a Durable Response in OTCD Mouse Models Severe disease challenge 0 Days after birth AAV 1 ± LNP 243 mOTC shRNA AAV only LNP + AAV | POSEIDA R&D DAY 2023 hOTC AAV +/- 0.5 mg/kg SPB mRNA LNP administered to neonatal OTCD mice and analysis performed 243 to 278 days post-treatment Durable responses in integrated VCN, disease biomarker and distribution were observed OTC (brown), central vein marker (purple)

P-OTC-101 SPB LNP Well Tolerated in Non-Human Primate Study v v Liver Enzymes Biodistribution Mouse NHP Mouse NHP | POSEIDA R&D DAY 2023 Comparable SPB mRNA biodistribution in rodent and NHP No meaningful liver enzyme elevations above vehicle observed in rodent nor NHP

P-OTC-101 (hybrid SPB LNP + AAV) rescues OTCD with a durable response Proof-of-concept for a functional cure of OTCD Provides pathway for early onset / severe OTCD, unlike standard AAVs Highlights use as a “plug-and-play” system with different AAV capsids Improvements in disease biomarkers across wide AAV dose ranges with favorable tolerability Highlights final therapeutic design on pathway towards clinic Poseida’s SPB mRNA LNP highlights encouraging profile Demonstrates consistent and comparable data across two species (rodents and NHPs)  Highlights mRNA LNP potential for future programs Key next steps Finalization of pathway to IND P-OTC-101: Summary and Key Takeaways | POSEIDA R&D DAY 2023

P-PAH-101 Partnered with Takeda Jack Rychak Vice President, Research and Development – GTx

Phenylketonuria – Rare Disorder Without an Approved Gene Therapy Mechanism | POSEIDA R&D DAY 2023 L-Phe L-Tyr Serotonin Dopamine PAH Melanin Phe-Free Medical Diet Enzyme Agonist / Replacement 1. https://medlineplus.gov/genetics/condition/phenylketonuria/ 2. https://www.pku.com/about-pku/phe-in-the-brain Rare genetic metabolic disorder that increases the body's levels of Phenylalanine Phenylalanine is one of the building blocks (amino acids) of proteins Phenylketonuria (PKU) is caused by a change in the phenylalanine hydroxylase (PAH) gene PKU occurs in 1 in 10,000 to 15,000 newborns1 In the U.S., about 17,500 people are living with PKU2 Most cases of PKU are detected after birth by newborn screening1 Current PKU therapies require lifelong management2 No approved Gene Therapies to treat PKU

P-PAH-101 Aims to Transform Standard of Care for PKU



SPB mRNA LNP

AAV-PAH

- AAV delivers therapeutic transgene, Phenylalanine hydroxylase expression cassette
- Biodegradable nanoparticle delivers SPB as mRNA
- SPB mRNA rapidly translated into protein and integration of PAH transgene into genome
- Significant increase in PAH transgene expression and distribution in liver compared to AAV alone
- Possibility of lifelong durability from integrated PAH transgene



SPB Advantage
piggyBac Transposase mRNA LNP
Conventional AAV Gene Therapy
AAV PAH piggyBac Transposon
Poseida Integrating Gene Therapy
Waning PAH Expression
Durable PAH Expression

26 | POSEIDA R&D DAY 2023

P-PAH-101 Delivers Superior Hepatocyte Transduction Over AAV


Standard AAV
+
AAV + Super piggyBac

DAPI (**blue**), PAH (**red**)   DAPI (**blue**), PAH (**red**)

- Immunofluorescence: therapeutic PAH protein stained in red; cell nuclei (DAPI) stained in blue
- Adult wild type mice administered 3E12 vg/kg AAV +/- 0.5 mg/kg SPB-LNP
- Livers collected for analysis on day=14 post dosing

27 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

P-PAH-101 Resolved Disease in Adult Mouse Model of PKU | POSEIDA R&D DAY 2023 STUDY OVERVIEW Adult male Enu2 treated on day=0 of study by single IV dose AAV comprising PAH transposon co-administered with mRNA-LNP with functional SPB or inactive SPB (control) Low AAV dose (1E12 vg/kg) Normalization of serum phenylalanine to wild type levels 14 days following single IV dose Reversion of fur color and increased weight gain over untreated and control animals PRE DAY=28 AAV + SPB Treatment

SPB-Mediated Integration Enables Efficacy at Lower AAV Doses | POSEIDA R&D DAY 2023 Integration potentiates PAH transgene copies delivered by AAV in adult mouse model SPB hybrid system offers potential to significantly reduce AAV dose versus standard AAV therapies hPAH Protein hPAH Vector Copies increase in therapeutic activity

| POSEIDA R&D DAY 2023 STUDY OVERVIEW Juvenile mice treated on day=21 of life by IV single dose AAV comprising PAH transposon co-administered with mRNA-LNP with functional SPB or inactive SPB (control) Low AAV dose (1E12 vg/kg) with analysis 4 weeks post-treatment P-PAH-101 Demonstrates Potential to Treat Juvenile PKU Patients AAV + Control SPB (non-integrating control) AAV + SPB SPB-mediated integration maintains PAH protein expression in juvenile setting

P-PAH-101: Summary and Key Takeaways | POSEIDA R&D DAY 2023 P-PAH-101 (SPB LNP + AAV) demonstrates ability to rescue disease Provides early proof of concept to deliver a functional cure for PKU Demonstrates ability to reduce serum PHE to normal levels following a single IV dose Highlights early ability to significantly reduce AAV titers versus standard AAVs Improvements in additional biomarkers such as coat color Poseida’s SPB mRNA LNP continues to demonstrate favorable profile Consistent data across two hybrid programs with potential platform use Key next steps Continue pre-clinical work on P-PAH-101 in collaboration with Takeda

P-FVIII-101 Partnered with Takeda Jack Rychak, PhD Vice President, Research and Development – GTx

Hemophilia A is a Rare Disease Amenable to Gene Therapy

- X-linked bleeding disorder caused by deficiency in coagulation factor VIII
  - Large cDNA (~7.1 kb) and complex protein
- Severity of hemorrhagic episodes tends to correlate directly with the plasma FVIII concentration, majority of patients have severe disease (<1% FVIII activity)
- Gene Therapy has the potential to deliver functional cures for Hemophilia A, however, current solutions only treat a subset of patients:
  - Utilize Adeno-associated virus (AAV)
  - Inability to re-dose with current technology
  - Not appropriate for use in juvenile patients
  - Challenges with safety, toxicity and immunogenicity



Mechanism
Palliative
• Factor Replacement
• Bi-specific antibodies
Curative
• Gene Therapy
• Liver Transplant
FVIII
Spontaneous Bleeding
• Joint Disease
• Brain/GI Bleed
Clotting Cascade
...
Successful Hemostasis

33 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Non-viral SPB May Be a Highly Efficient System for Transposing Transgenes Co-delivery of Both Transposon and Transposase Required for Genomic Insertion 3rd Generation SPB Transposase Transposon ITR ITR Cargo GOI Promoter pA | POSEIDA R&D DAY 2023 Formulated as double-stranded DNA Cargo comprises promoter, gene(s) of interest (ORF), and regulatory elements Formulated as mRNA Transient expression is adequate for high-efficiency transposition; no concerns from persistent transposase expression SPB-mediated genomic insertion of genetic cargo to address early-onset genetic deficiencies

Lipid Nanoparticles Enable In Vivo Use of SPB for Gene Therapy hFVIII Transposon LNP Super piggyBac Transposase LNP + Therapeutic Transgene (DNA) mRNA SPB mRNA Transposase LNP FVIII DNA Transposon LNP | POSEIDA R&D DAY 2023 Biodegradable lipid nanoparticles (LNPs) deliver SPB transposase and human FVIII (hFVIII) transposon (therapeutic transgene) Very large cargo capacity for SPB and LNP Stable integration of functional hFVIII gene into genome Durable hFVIII expression in growing liver Possibility of repeated dosing to efficacy SPB Dual LNP Approach

Panel of hFVIII transposons with variable promoter, UTR, coding sequence, and other regulatory elements (>7Kb) Transposons formulated as LNP Transposon LNP co-administered with SPB LNP as single dose IV to juvenile mice (n=5-7)  hFVIII plasma levels measured by ELISA after 1 week LNP Platform is Unconstrained by Cargo Capacity Limitations Optimization of hFVIII Sequence in Mice | POSEIDA R&D DAY 2023

Liver Enzymes (17 Week) Durable FVIII Expression in Adult HemA Mouse With Single LNP Dose | POSEIDA R&D DAY 2023 Stable hFVIII Expression Over 16 Weeks ~20X Day 7 LNP administered as single dose IV to adult mice deficient in FVIII and tolerized to human FVIII Significant Increase in hFVIII Expression Over Non-Integrating Control mRNA LNP (Vehicle) - Inactive SPB Functional SPB DNA LNP (Vehicle) hFVIII Transposon

Favorable Durability Following Single Dose in Neonatal Mice | POSEIDA R&D DAY 2023 FVIII Expression in Neonatal WT Mice Dual-LNP co-administered as single dose IV to neonatal (day 1 of life) BALB/c mice (n=6-9) Transposon DNA-LNP: 0.25 mg/kg Transposase mRNA-LNP: 1.0 mg/kg Human FVIII expression (protein concentration in plasma) measured by ELISA RESULTS: Durable expression of human FVIII maintained over 5 months

FVIII Expression in Adult WT Mice Non-Viral Nanoparticle Delivery System Facilitates Repeat Dosing | POSEIDA R&D DAY 2023 Dual-LNP co-administered as single dose IV to adult (10wk) BALB/c mice on day 0, 3, 8, and 10 Transposon DNA-LNP: 0.25 mg/kg Transposase mRNA-LNP: 0.5 mg/kg hFVIII plasma levels measured by ELISA on day 13 RESULTS: Dose-proportional increase in hFVIII antigen level was observed Data supports concept of repeat dosing of non-viral piggyBac system

A non-viral, liver-specific gene therapy utilizing SPB achieved and sustained normalized (>50%) hFVIII activity following a single dose Demonstrated repeat dosing, indicating potential for dose titration in mice Delivered therapeutic FVIII activity in mice following single and repeat doses Durability observed at least 6 months following a single dose in mice Data establishes proof of concept for treating Hemophilia A across all ages, which could lead towards a functional cure Key next steps: Continue pre-clinical work on P-FVIII-101 in collaboration with Takeda P-FVIII-101: Summary and Key Takeaways | POSEIDA R&D DAY 2023

GTx Emerging Technology Blair Madison Chief Scientific Officer – GTx

Robust Platform Technologies Supporting Our GTx Pipeline Programs

Current Platforms

Platform	Description
Super piggyBac® (SPB)	Non-viral transposon gene insertion technology
SPB Hybrid AAV + LNP	Gene insertion technology utilizing AAV as DNA donor
Lipid Nanoparticles (LNP)	Proprietary lipid nanoparticles built to deliver DNA
Cas-CLOVER™	High fidelity gene editing system for knock-out / knock-in
Site-Specific Super piggyBac® (ssSPB)	Next generation programmable gene targeting/editing system

Current Programs

P-OTC-101
SPB Hybrid AAV + LNP
Poseida Owned

- Pre-clinical program
- Capsid / construct selected
- Finalizing pathway to IND
- New data presented today

P-PAH-101
SPB Hybrid AAV + LNP
Partnered with Takeda

- New pre-clinical program
- New data presented today

P-FVIII-101
SPB Non-viral
Partnered with Takeda

- Pre-clinical program
- Data presented at ASH 2022
- Best of ASH 2022 selection
- New data presented today

Future Pipeline

Liver Directed Knock-out
Cas-CLOVER

Liver Directed Metabolic Disease
SPB Non-viral

42 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Emerging Platform Technologies

Non-viral LNP Delivery Platform

- Proprietary in-house nanoparticle technology
- For delivery of RNA and/or DNA
- Includes biodegradable ionizable lipids
- Coupled with optimized nucleic acid formats for maximal efficacy
- Enables delivery to neonatal liver, where SPB excels

GENE DELIVERY

Cas-CLOVER™

- Highly precise site-specific nucleases[1]
- Ability to edit human and mouse hepatocytes with high efficacy
- Major advantages:
  - Tolerability
  - Ease of design
  - Low cost
  - Multiplexing ability

GENE EDITING

Site-specific Super piggyBac

- In-house proprietary site-specific genome targeting platform
- Programmable to integrate at specific sites, while maintaining core SPB advantages:
  - Active in non-dividing cells
  - Large cargo capacity
  - No/little DNA DSBs
  - Reversible & scarless

GENE INSERTION

1. Madison et al., Molecular Therapy – Nucleic Acids, 2022. (https://www.sciencedirect.com/science/article/pii/S216225312200155X)

43 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Site-Specific Super piggyBac Blair Madison Chief Scientific Officer – GTx

Programmable Editing Platform With Site Specificity

What Advantages Would Site-specific piggyBac Provide Over CRISPR Knock-ins?



piggyBac
Transposon
+
piggyBac
Transposase
Uncut
ITR
CARGO
ITR
Cut
ITR
CARGO
ITR
Paste
Genomic DNA

ssSPB Advantages

- Active in non-dividing cells
- Large cargo capacity
- Simple 2-component system
- Re-dosable, reversible[1], scarless[1]



LARGE
X
X

CRISPR Challenges

- Double-strand breaks[2]
- DNA repair needed[3]
- Unintended mutations[4]
- Irreversible (one shot)[2-4]



DNA Break
ATGGACTG-INDEL-ATCGATG

45 | POSEIDA R&D DAY 2023

1. Yusa et al. *Proc Natl Acad Sci U S A.* 2011; 2. Jinek et al., *Elife*. 2013; 3. Cong et al., *Science*. 2013; 4. Ran et al., *Cell*. 2013

POSEIDA THERAPEUTICS

Developing Site-specific Transposition With ssSPB | POSEIDA R&D DAY 2023 Super piggyBac (SPB) Desirable profile but not site-specific External Attempts to Make Site-specific SPB1-7 3-5-fold Greater site-specificity >500-fold Greater site-specificity Site-specific SPB Desirable Less Desirable GENOME Intended target 1. Maragathavally, K. J., et al., FASEB J. 2006 2. Wang, W., et al., PNAS 2008 3. Kettlun, C., et al., Mol Ther. 2011 4. Owens, J.B., et al., Nucleic Acids Res. 2012 5. Li, X., et al., PNAS 2013 6. Owens, J.B., et al., Nucleic Acids Res. 2013 Ye, L., et al., Sci Rep. 2015 7. Hew, B.E., et al., Synth Biol 2019

PBx Rescue Swaps Non-Specific With Specific DNA-Binding | POSEIDA R&D DAY 2023 Remove Non-specific Binding Fuse sequence-specific DBD to PBx PBx enables low/no off-target background DBD TTAA DBD Target DNA CARGO DNA PBx-DBD Fusion Rescuing PBx Integration-Defective Transposase Our Strategy Exploit structure data Computational modeling Iterative screen Pursue rescue of PBx Non-specific binding Specific binding Bind only here X X PBx Excision No Integration X

Our Strategy Yields Rescue of Excision-Only PBx

Our Strategy

- Exploit new structure data
- Computational modeling
- Iterative screen
- Pursue rescue of PBx



Transposition Levels
Off-target
On-target
Off-target integration
On-target integration
0
2
4
6
8
10
PBx
SPB
SSv1
SSv2
SSv3
SSv4
SSv5
SSv6
SSv6-PBx
Site-specific SPB Fusions
PBx
Rescue!

Split GFP Episomal Site-specific Reporter



CMV
L-ITR
R-ITR
pA
KK
SA
EGFP
H2
EF1A
EGFP
SD
pA
Target

Results:

1. First demonstrated rescue of integration-defective PBx mutant
2. Unprecedented level of site-specificity: >500-fold
3. Data here are from un-optimized SPB fusion protein

48 | POSEIDA R&D DAY 2023

First Generation ssSPB Yields Site-specific Transposition into Genome | POSEIDA R&D DAY 2023 off-target TTAA site mutated on-target TTAA site on-target TTAA site Genomic Target Synthetic reporter delivered via lentivirus in HEK293T Site-specific delivery reconstitutes split GFP reporter Over 20% of cells GFP+ Mut. target (2 nt) On-target Off- target 22% Genome Split GFP Episomal Site-specific Reporter

Fine Tuning Identifies Ideal Spacing Between DBD Target and TTAA | POSEIDA R&D DAY 2023 TTAA-Target Spacing Ideal Too Short Too Long TTAA DBD Target TTAA DBD Target DBD Family A DBD DBD CARGO DNA TTAA DBD Target

ssSPB Functions as Heterodimer for Bipartite Targets

Non-palindromic Targets Validated With Heterodimeric ssSPB: Yields ~40% GFP+



Site-Specific Transposition
GFP+%
50
40
30
20
10
0
target only
SPB
SSv7-A + SSv7-B
A-B orient.
B-A orient.



SSv7 heterodimer
DBD
DBD
Target A
TTAA
Target B
Target B
TTAA
Target A

- High efficiency maintained as heterodimer
- GFP episomal reporter in HEK293T

51 | POSEIDA R&D DAY 2023

Varying Spacing and Fusion Location Reveals 3 Ideal Combinations

Alternative Fusion Designs Expand Targeting Range of Family A ssSPB

Design Trend Identified

Correlation between PBx fusion site and TTAA-DBD target spacer length



Episomal Site-Specific Transposition in 293T
Benchmark
GFP+% (integration activity)
60
50
40
30
20
10
0
Fusion Position in PBx



CARGO DNA
DBD Family A
DBD
TTAA-Target Spacing
TTAA
DBD Target
Long
Benchmark
Short
Too Short

52 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Expanding The Programmability of ssSPB With Additional DBD Family



Programmable DBD Family A
CARGO DNA
(Previous slides)
DBD
TTAA
DBD Target 1
DNA
DBD
TTAA
DBD Target 2
DNA
DBD
TTAA
DBD Target 3
DNA



Programmable DBD Family B
CARGO DNA
DBD
TTAA
DBD Target 4
DNA
DBD
TTAA
DBD Target 5
DNA
DBD
TTAA
DBD Target 6
DNA

Wide Range of Targetable Sequences

- Rational design used to generate ssSPB with distinct families of programable DBDs
- Distinct DBD families prefer sequences with different characteristics (e.g., GC content)
- Greatly expands range of sites that can be targeted

53 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Plug and Play Programmability With ssSPB

Consistent and Predictable

- Consistent spacing between DBD binding site at TTAA makes target ID straight-forward
- Swapping target sites doesn't require re-optimization


CARGO DNA
DBD Family B
DBD
TTAA-Target Spacing
TTAA
DBD Target
Ideal
Too Short
Too Long


Structure Predicted Ideal Spacing
%GFP+ Cells (Site-Specific Transposition)
Not Tested
TTAA-Target Spacing
TTAA
DBD
DBD Target 1
DBD Target 2
DBD Target 3
DBD Target 4
DBD Target 5

54 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Fine-Tuning the PBx Fusion Position with DBD-B Varying Spacing Reveals Enhanced Activity of ssSPB | POSEIDA R&D DAY 2023 Episomal Site-Specific Transposition Room For Improvement on Fusion Design Twenty additional fusion sites on PBx tested with our current target spacer length Several new fusions outperform benchmark Panel of new PBx fusions were tested with alternative target spacers

Robust Genome Editing Achieved at Tooling Site | POSEIDA R&D DAY 2023 Genomic Site-Specific Transposition at Site-X Episomal Site-Specific Transposition TTAA xTTAAx Robust site-specific transposition characterized: High editing at target sites 1, 2, and 3 ID’d xTTAAx as new feature for optimal target site

Titrating Activity For Optimal Integration, Without Compromising Fidelity Approach: Alter Interactions With DNA to Enhance Transposition | POSEIDA R&D DAY 2023 Strategy: Site-saturation mutagenesis Multiple positions targeted within SPB 6 mutants increase site-specific integration (episomal) Tested a subset of hits for genomic DNA editing SPB Structure-Based SSM Goal: Boost on-target integration without increasing off-target events

Success: Altering Interactions With DNA Enhances Transposition

Mutations That Enhance Integration Preserve Fidelity

Off-target/Random Integration


60
40
20
0
%GFP+
No change
Off-targ.
BM
Mut 1
Mut 2
Mut 1+2
SPB
Veh

On-Target Genomic Integration (ddPCR)


Site X
1.0
0.8
0.6
0.4
0.2
0
Integrations/H.G.
Forw
Rev
3-fold enh.
BM
Mut 1
Mut 1+2
Veh

1. Mutations assessed for effects on random (off-target) integration
2. Evaluate genomic on-target integration
3. Two mutations increase integration without raising off-target rate

1st, check off-target rate



2nd, check on-target rate



58 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

ssSPB: Summary and Key Takeaways

- Site-specific transposition attained an impressive rate with up to 60% of haploid genomes
- Specific context at TTAA reveal key features for enhanced transposition
- Optimization reveals new favorable fusion locations within PBx
- Enhancing integration is attainable without increasing off-target integration
- Key next steps:
  - Transitioning to other cells: integration beyond tooling cell lines (293T, K562, HepG2)
  - Stacking: optimizations proving fully stackable, with even some synergy
  - Dimer/transpososome modifications: 3 strategies in progress

59 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Liver-Directed Gene Editing and Insertion with Cas-CLOVER™ Oscar Alvarez Associate Director, Genetic Engineering

Cas-CLOVER: Clean Gene Editing 3’ 5’ 5’ 3’ Cas-CLOVER Gene Editing System Potentially the Cleanest Gene Editing Platform  Extensively vetted for off-target effects in peer-reviewed publication1 Key ability to efficiently edit single or multiple genes Fully non-viral approach for in vivo gene editing Diverse toolbox of variants for expanded targeting (e.g., PAM diversity) 1. Madison et al., Molecular Therapy – Nucleic Acids, 2022. (https://www.sciencedirect.com/science/article/pii/S216225312200155X) | POSEIDA R&D DAY 2023 Low-to-no off-target cutting  Ease of use/design Multiplexing ability High specificity Lower potential costs High efficiency editing in liver (>80% with Poseida LNPs) Greater knock-in rate than Cas9

Combining Poseida Platforms to Enable Potentially Curative Therapies

Advantages of Fully Non-viral Cas-CLOVER for In Vivo Gene Therapies

Cas-CLOVER Gene Editing System



Left gRNA
5'
3'
Clo051
Clo051
dCas9
dCas9
3'
5'
Right gRNA

+

Non-Viral Delivery System



mRNA/gRNA
Donor DNA

- High fidelity
- High editing efficiency
- Multiplexing ability
- Multiple payload delivery
- Transient mRNA expression
- Low immunogenicity
- Redosing capability
- Delivery to multiple tissues

Knock-out

- Precise editing of single or multiple genes
- Disruption of dysfunctional genes to reduce disease severity

Knock-in

- Site-specific integration of a therapeutic transgene
- Functional disease correction

62 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Mouse Pcsk9 Gene PCSK9 Knock-out Use to Demonstrate Cas-CLOVER Editing in Liver Hepatocytes 3’ 5’ 5’ 3’ Cas-CLOVER Gene Editing System Cas-CLOVER mRNA Pcsk9-targeting gRNAs Indel Loss of Function LNP Assay: Liver editing (NGS) Serum PCSK9 (ELISA) | POSEIDA R&D DAY 2023

DNA Editing (NGS) Efficient Cas-CLOVER Delivery and Editing in Mouse Liver | POSEIDA R&D DAY 2023 Cas-CLOVER in vivo liver editing with high efficiency Cas-CLOVER mRNA and gRNAs were delivered using Poseida proprietary LNP Clear dose response effect Poseida LNP efficacy is maximal at 2 mg/kg (65% indels) >80-85% decrease in PCSK9 protein with doses >1.5 mg/kg Vehicle Protein Serum Levels Vehicle Poseida LNP 0.5 1 1.5 2 3 mg/kg Poseida LNP 0.5 1 1.5 2 3 mg/kg Theoretical maximum

More potent LNP Enable Lower Doses While Maintaining Efficacy 2nd Generation Cas-CLOVER LNPs Boost Editing by 4-fold | POSEIDA R&D DAY 2023 Cas-CLOVER LNP process optimization: 1st generation LNP 2nd generation LNP Cas-CLOVER protein engineering mRNA chemical and sequence optimization gRNA chemical enhancement Optimal mRNA/gRNA ratios Optimized lipid composition Cas-CLOVER Optimized LNPs

Cas-CLOVER Lipid Nanoparticles Have Favorable Toxicity Profile | POSEIDA R&D DAY 2023 Cas-CLOVER LNPs very low hepatotoxicity / immunogenicity Liver enzyme levels (AST/ALT) in serum after dosing are maintained within normal range Minimal elevation of IL6 and IFNγ serum levels after dosing that resolves within 72 hours Cytokines Hepatotoxicity 2 mg/kg RNA/LNP Upper normal limit Vehicle LNP 3-fold baseline Vehicle LNP IL6 IFNγ ALT AST

Cas-CLOVER LNPs Enable Editing of Human Hepatocytes In Vivo | POSEIDA R&D DAY 2023 Cas-CLOVER edits human hepatocytes in mouse model Mice with humanized-liver (TK-Nog) were treated with a single injection Cas-CLOVER LNP targeting human B2M Treated mice show successful editing of B2M exon 1 – 45-50% indels by ddPCR (human-specific) Human Hepatocyte Editing Liver Humanized Mice

Strategy for Cas-CLOVER Site-Specific Transgene Integration in Liver | POSEIDA R&D DAY 2023 Hepatocytes Single LNP Cas-CLOVER mRNA Alb-targeting gRNAs Donor DNA with transgene Cas-CLOVER for Donor DNA Integration at Alb Mouse Alb Gene Albumin intron AKAluc Bi-directional Donor DNA Cas-CLOVER Cut Site-specific integration AKAluc Successful editing with no integration Successful integration Indels at albumin intron Normal albumin expression Luciferase expression controlled by albumin regulatory elements Luminescence

Non-viral Cas-CLOVER Achieves Site-Specific Integration / Expression | POSEIDA R&D DAY 2023 Cas-CLOVER enables precise genomic integration of large transgenes in vivo Fully non-viral delivery of Cas-CLOVER mRNA, gRNAs, and donor DNA using Poseida proprietary LNP Robust luciferase signal persisted > 3 mo Expression dependent on Cas-CLOVER activity Molecular analysis confirmed site-specific integration at albumin intron In Vivo Luciferase Activity Vehicle Inactive Cas-CLOVER + DNA donor Cas-CLOVER + DNA donor

Cas-CLOVER: Summary and Key Takeaways

- Cas-CLOVER for site-specific non-viral knockouts
  - Cas-CLOVER is delivered using Poseida's proprietary biodegradable mRNA LNP
  - Gene editing efficiency (>60%) and protein reduction (~85%) at PCSK9 locus is approaching the theoretical maximum following single injection
  - Cas-CLOVER enables gene editing in human hepatocytes *in vivo*
- Cas-CLOVER for site-specific non-viral knock-ins
  - Fully non-viral delivery of Cas-CLOVER and donor DNA enables site-specific transgene integration in liver
- Key next steps:
  - Development of potential disease-specific gene knock-out pipeline programs
  - Continue optimization of site-specific integration platform

70 | POSEIDA R&D DAY 2023
POSEIDA THERAPEUTICS

Non-viral Delivery Platform Alex Schudel Research Scientist II – GTx

Delivering DNA is Necessary for High Impact Gene Therapy DNA Gene Therapy Need to deliver DNA to nucleus for: Function (transcription) Genome integration (for stability) AAV and other viral-enabled systems have performed well, but are limited Non-viral delivery has benefits: Repeat dosing feasibility Large transgene cargo Durability with integration | POSEIDA R&D DAY 2023 Cell with genetic mutation NUCLEUS Cell function restored Correct functional gene Gene delivery

LNPs Use Several Lipid Types to Efficiently Encapsulate Nucleic Acid | POSEIDA R&D DAY 2023 Lipid nanoparticle (LNP) encapsulating nucleic acid LNP Structure Formulation Composition Structural Lipid PEG Lipid Cholesterol Helper Lipids Cationic Lipid Ionizable lipid + Nucleic acid Cargo

Lipid nanoparticle (LNP) encapsulating nucleic acid LNP Structure Nucleic acid Cargo LNPs Are a Mature Nucleic Acid Delivery Platform (mRNA, siRNA) | POSEIDA R&D DAY 2023 mRNA siRNA 1. Publication data from pubmed.gov, clinical trial data from clinicaltrials.gov; keywords "siRNA" or "mRNA"

DNA is a Formulation Challenge for LNPs Due to Large Size

LNP Structure



LNP
(**~80-120 nm**)

Size Scale of Nucleic Acid: siRNA → mRNA → DNA



Cargo
Nucleic acid
Formulation Difficulty →
Size →
siRNA
(21 bp, **~2 nm**)
mRNA
(1000 nt, **~10 nm**)
Supercoiled DNA
(4000 bp, **~100 nm**)

75 | POSEIDA R&D DAY 2023

  LNP-Mediated DNA Delivery using Design of Experiments This mathematical approach is the same for making LNPs for siRNA and mRNA and doesn’t require new technology LNP Formulations Can be Optimized For DNA Delivery | POSEIDA R&D DAY 2023 Structural Lipid Cholesterol Ionizable lipid (+) PEG Lipid Complexity of LNPs: Compositional diversity by varying 4 key components Novel Lipid Formulation Discovery Z% W% X% Y%

  We Have the Capability of Designing a Wide Array of Lipids | POSEIDA R&D DAY 2023 General Lipid Structure Classical-Type Lipidioid-Type Combinatorial Synthesis Library Ionizable Cores Hydrophobe Tails Linker Hydrophobe Tail Linker Ionizable Core Inventing New Lipids for DNA Delivery Our approach has covered a wide range of lipid structures Combined with our formulations efforts we have screened hundreds of lipids

  Inventing New Lipids for DNA Delivery We improved our lipid potency by over 1000x for in vivo delivery of luciferase DNA Built proprietary lipids which have extra-hepatic tissue tropism Next Generation Potent DNA and Extra-hepatic Lipids | POSEIDA R&D DAY 2023 1000x Improvement Lung Spleen Liver Lipid Discovery Progress Lipid Tissue Tropism

  Key advantages of non-viral approach: Repeat Dosing: Non-viral DNA delivery allows for precise tailoring of gene expression Repeat Dosing Capabilities of SPB Non-viral System | POSEIDA R&D DAY 2023 Dose Titration DNA + SPB Dose Durability

  SPB Enhances Expression of Gene Through Integration | POSEIDA R&D DAY 2023 Key advantages of Non-viral approach: Versatility of dosing paradigm: co-encapsulation vs dual administration with timing flexibility Co-encapsulation of mRNA SPB and DNA improves integration and transgene expression SPB-enabled integration of episomal DNA significantly improves expression and durability 0.5 DNA 0.5 SPB SPB Expression Enhancement mRNA and DNA Co-Encapsulation

  Growing Liver Platform/LNPs While Expanding to Other Tissues | POSEIDA R&D DAY 2023 Highlights Continued focus on expanding proprietary liver focused LNPs – building suite of different lipids available to tackling most liver-directed diseases Early Feasibility data showing ability to utilize SPB Non-Viral Delivery to Lung targets In 2023, further development work on expanding platform in lung and exploring other tissue targets LNP Lung Expansion LNP Next Tissue Expansion1 2024 Depth in Liver LNP Portfolio HSC Early Development Lung Early PoC Continued Expansion in Liver Continued HSC Development Continued Expansion in Lung Expansion of Next Tissue LNPs Continued Expansion in Liver Continued HSC Development Expansion of Lung LNPs Next Tissue Early PoC LNP Liver Depth 2023 2022

Significant advancement for DNA delivery and activity (expression) 10-fold improvement in DNA expression in the last 12 months Broad applicability of DNA delivery system to treat liver-relevant diseases Advancement of Poseida Proprietary LNP portfolio in past ~12 months Significant acceleration of proprietary liver LNP portfolio First proprietary lung directed LNP developed and tested Demonstrated ability to re-dose / dose titrate to therapeutic levels using SPB Next steps: Expand on potential for DNA delivery to other tissues DNA expression improvements anticipated in 2023 via our proprietary non-viral delivery system Non-viral Delivery Platform: Summary and Key Takeaways | POSEIDA R&D DAY 2023

GTx Wrap Up Brent Warner President, Gene Therapy

Robust Platform Technologies Supporting Our GTx Pipeline Programs

Current Platforms

Super piggyBac® (SPB)	Non-viral transposon gene insertion technology
SPB Hybrid AAV + LNP	Gene insertion technology utilizing AAV as DNA donor
Lipid Nanoparticles (LNP)	Proprietary lipid nanoparticles built to deliver DNA
Cas-CLOVER™	High fidelity gene editing system for knock-out / knock-in
Site-Specific Super piggyBac® (ssSPB)	Next generation programmable gene targeting/editing system

Current Programs

P-OTC-101
SPB Hybrid AAV + LNP
Poseida Owned

- Pre-clinical program
- Capsid / construct selected
- Finalizing pathway to IND
- New data presented today

P-PAH-101
SPB Hybrid AAV + LNP
Partnered with Takeda

- New pre-clinical program
- New data presented today

P-FVIII-101
SPB Non-viral
Partnered with Takeda

- Pre-clinical program
- Data presented at ASH 2022
- Best of ASH 2022 selection
- New data presented today

Future Pipeline

Liver Directed Knock-out
Cas-CLOVER

Liver Directed Metabolic Disease
SPB Non-viral

84 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Initial Focus on Liver-Directed Gene Therapy Our In Vivo Gene Therapy Pipeline Indication Candidate Discovery Preclinical IND-Enabling                                                                                                      GENE THERAPIES GENE THERAPIES GENE THERAPIES Ornithine Transcarbamylase Deficiency P-OTC-101 RARE LIVER DISEASE TBD HEMOPHILIA A P-FVIII-101 Phenylketonuria P-PAH-101 Liver-Directed  2 Undisclosed programs HSC-Directed 2 Undisclosed PROGRAMS | POSEIDA R&D DAY 2023

Cell Therapy Devon J Shedlock, PhD February 22, 2023 CSO, Cell Therapy

Innovation in Allogeneic CAR-T Cell Therapy

A New Class of Allogeneic CAR-T Therapy for Oncology

Cell Type Matters


T_{SCM} Cell

Stem Cell Memory

- Self renewing
- Long lived
- Multipotent

T_{SCM} is the ideal cell type for CAR-T due to greater safety and durability

Super piggyBac® (SPB) is the ideal nonviral gene insertion technology

Fully Allogeneic CAR-T


MHC I knock-out
TCR knock-out

Addressing both Graft v Host and Host v Graft alloreactivity with **Cas-CLOVER™** (CC) Site-Specific Gene Editing

Cost, Scale & Reach



Booster Molecule technology with the potential to deliver up to 100's of doses translating into low cost and broader patient and commercial reach

87 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Powerful Platform Technologies Enable Our Allo CAR-T Pipeline

Super piggyBac

- Non-viral system
- Highly efficient technology to integrate DNA in genome
- Large genetic cargo capacity
- Broad range of cells
- Advantages in tolerability, potency, speed to clinic and costs

GENE INSERTION

Cas-CLOVER

- Highly precise site-specific nucleases
- Ability to edit resting T cells while maintaining desirable T_{SCM} characteristics
- Major advantages:
  - Tolerability
  - Ease of design
  - Low cost
  - Multiplexing ability

GENE EDITING

Allo CAR-T Solutions

- Booster molecule to overcome "allo tax"
- Transgene positive selection
- Safety switch
- Armoring ability
- In-house GMP manufacturing
- High T_{SCM} final product

CELL SOLUTIONS

Our suite of technologies are the basis for highly differentiated allogeneic CAR-T products

While our current focus is T cells – these technologies have the potential to work in many cell types including NK Cells, Tregs, HSCs, iPSCs and others

88 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Super piggyBac Delivery of a Highly Functional Multicistronic CAR Transgene


Insulator
ITR
TTAA
Promoter
Insulator
Poly(A)
ITR
TTAA

Safety Switch

INCORPORATES PROPRIETARY SAFETY SWITCH

- Rapid, dose-dependent **elimination** of engineered T- cells as needed
- Potential **management of** Cytokine Release Syndrome (**CRS**) or other Adverse Effects **(AEs)**

CAR Molecule

DIFFERENTIATED BINDING CAR-T MOLECULE

- VH or scFv molecule with **high-specificity binding**
- Fully human with no **toxic signaling observed to date**

Selection Gene

DRUG RESISTANCE GENE PERMITS POSITIVE SELECTION

- **~100% of T-cells** in final product express the CAR molecule
- Predicted to result in **greater therapeutic index**

- SPB integration into T cell genome is a permanent and stable event
- Allogeneic CAR-T products harbor on average ~2-3 vector copies (VCN) per cell

89 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Strategic Focus on Improved Allogeneic CAR-T Manufacturing

P-BCMA-ALLO1 and P-MUC1C-ALLO1 Phase 1 Studies On-going



HEALTHY DONOR
LEUKAPHERESIS
MANUFACTURING OF ALLOGENEIC CAR-T PRODUCT
PRODUCT TESTING & RELEASE
ADMINISTRATION OF ALLOGENEIC CAR-T PRODUCT
T Cell Isolation
Electroporation: SPB + CC + Booster
CAR-Positive Cell Selection and Expansion
Purification
Cryopreservation
Same-Day Patient Treatment



Fold Expansion
0
1
2
3
4
5
CAR-T Production

With Booster

Our patented technology is designed to overcome these limitations, and **significantly increase production yield** while **preserving desirable T_{SCM} attributes**

Unique Allogeneic Platform

- Preserve/improve **high T_{SCM}**
- **Optimized dosing** regimens
- **Healthy donor** material
- **Robust manufacturing**
- Dramatic **cost reductions**
  - Up to **100s of doses**

Booster Molecule

- Our patented technology is designed to overcome the "Allo Tax" and **significantly increase production yield** while **preserving desirable T_{SCM} attributes**

90 | POSEIDA R&D DAY 2023

Not All T Cells Are Created Equally

The Importance of Stem Cell Memory T Cells (T_{SCM})


LESS DIFFERENTIATED
T_{SCM} Cell
Stem Cell Memory
Self-renewing
Long lived
Multipotent
T_{CM} Cell
Central Memory
T_{EM} Cell
Effector Memory
MORE DIFFERENTIATED
T_{EFF} Cell
Effector T-Cell

Super piggyBac
Preferentially Transposes Naïve and T_{SCM} Cells

STEMNESS MATTERS
Products with High % of T_{SCM} Cells:

- Strong correlation with best responses in the clinic
- More gradual tumor killing with less toxicity
- Better duration of response and potential for re-response
- T_{SCM} engrafts in bone marrow – key to CAR-T success in solid tumors

91 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Focused on Off-the-Shelf Cell Therapies for Both Solid and Liquid Tumors Our Allogeneic CAR-T Pipeline Indication Candidate Discovery Preclinical IND-Enabling Phase 1 Phase 2 CAR-T FOR ONCOLOGY SOLID TUMOR P-MUC1C-ALLO1 P-PSMA-ALLO1 DUAL UNDISCLOSED MULTIPLE MYELOMA P-BCMA-ALLO1 P-BCMACD19-ALLO1 B CELL P-CD19CD20-ALLO1 HEME MALIGNANCIES P-CD70-ALLO1 Option Option | POSEIDA R&D DAY 2023

P-MUC1C-ALLO1 Clinical Update Rajesh Belani, MD Vice President, Clinical Development

P-MUC1C-ALLO1-001 Phase 1 Trial in Solid Tumors

- MUC1C a unique binding target
  - Different than other MUC1 programs
- Large potential patient population
  - Strong preclinical data in breast cancer (TNBC) and ovarian cancer
  - Ongoing dose escalation
- Outpatient administration allowable
- Early clinical data presented at ESMO-IO (Dec 2022)

KEY ELIGIBILITY

- Advanced treatment-resistant solid tumors, including but not limited to breast, ovarian, pancreatic, NSCLC and other epithelial solid tumors
- Measurable Disease per RECIST criteria
- ECOG status of 0 to 1

Our MUC1-C Approach vs Others


NORMAL CELL
CANCER CELL
MUC1-N
Variable number tandem repeats (20-120 VNTR per MUC1 molecule)
MUC1-C
OTHERS:
MUC1-N (Tn VNTR)
POSEIDA:
P-MUC1-C-101
Core-2 glycosylations
Core-1 glycosylations low level and aberrant glycosylations (Tn antigen)

Study Schematic: Trial Design


ICF
P-MUC1C-ALLO1 infusion
Follow up, potential for redosing
SCREENING
Conditioning Chemotherapy
Cyclophosphamide (300 mg/m^2) and
Fludarabine (30 mg/m^2) for 3 days

ClinicalTrials.gov: NCT05239143

PRIMARY ENDPOINTS

- Assess safety and MTD based on DLT

SECONDARY OUTCOMES

- Safety/feasibility: AE, Cytokine Release Syndrome (CRS), neurotoxicity, Graft vs Host Disease (GVHD)
- Efficacy: RECIST criteria: ORR, TTR, DOR, PFS, OS will be analyzed

94 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Phase 1 3+3 Dose Escalation P-MUC1C-ALLO1-001 Study Schematic If the Maximum Tolerated Dose (MTD) has not been reached in Arm A following completion of Cohort 4, the dose of P-MUC1C-ALLO1 may be increased by 5-10 x106 cells/kg for the subsequent dose levels as agreed upon with the safety committee and the FDA Planned Dose Escalation* Doses are weight-based (cells/kg) Amending protocol to allow fixed dosing | POSEIDA R&D DAY 2023

Reliably high frequency of CAR+ cells (>95%) across clinical lots P-MUC1C-ALLO1 is largely comprised of early memory T cells, i.e., TSCM and TCM (CD45RO-CD45RA+CD62L+ or CD45RO+CD45RA-CD62L+, respectively) Low composition of late memory T cells (<5%) Products are consistently >90% CCR7+ P-MUC1C-ALLO1 Cellular Product is Comprised Primarily of Stem Cell Memory T-cells Mean (Range) Clinical Lots (n = 6) CD4/CD8 Ratio 0.9 (0.3, 2.0) Stem cell memory CD8 T cells, % 54.8 (32.9, 79.9) Central memory CD8 T cells, % 44.4 (19.2, 66.7) Effector memory CD8 T cells, % 0.6 (0.2, 1.8) Effector CD8 T cells, % 0.2 (0, 0.6) % CCR7 + 95.0 (94.0, 95.8) % CAR + 98.3 (96.7, 98.9) Manufacturing Characteristics | POSEIDA R&D DAY 2023

Patient Demographics and Characteristics (Data Cutoff 11-14-2022) P-MUC1C-ALLO1-001 Phase 1 Dose-escalation Clinical Results CAR-T cells administered, cells/kg Mean (min, max) x 106 Patients, n Cohort 1: 0.75 x 106 single infusion 74.15 (47.93, 96.98) 3 Cohort 2: 2.0 x 106 single infusion 164.15 (103.88 / 203.56) 3 Parameter (n=6) Age, median (min, max), years 61 (59, 68) Time since diagnosis, median (min, max), years 4.1 (1.08, 10.13) Baseline ECOG performance status, 0/1, n (%) 3 (50%) / 3 (50%) Prior therapy No. of prior regimens, all patients (n=6): median (min, max) 4 (2, 6) Cohort Patient # Sex Tumor Type Lines of Prior Therapy, n Last Therapy Last Therapy 1 1 M Esophageal adenocarcinoma 3 Ramucirumab/Taxol X 1 2 M Colorectal 6 Investigational STING agonist X 1 3 F Breast (HR+, Her2-) 4 Eribulin Eribulin 2 4 M Pancreatic 3 FOLFOXIRI X 2 5 F Pancreatic 2 Capecitabine/Radiotherapy 2 6 M Prostate 5 Docetaxel | POSEIDA R&D DAY 2023

P-MUC1C-ALLO1 Demonstrates Favorable Safety and Encouraging Efficacy Safety Response and Disposition Cohort/ cell dose Patient # Tumor type Lines of prior therapy, n Dose-limiting toxicities Related Grade ≥3 SAEs Best overall response (RECIST) Days on study** Status Cohort 1 0.75 x 106 cells/kg 1 Esophageal adenocarcinoma 3 None None Progressive disease 178 LTFU 2 Colorectal 6 None None Stable disease 121 PTFU 3 Breast (HR+, Her2-) 4 None None Partial response 102 LTFU Cohort 2 2 x 106 cells/kg 4 Pancreatic 3 None None Stable disease 43 PTFU 5 Pancreatic 2 None None NE* 21 PTFU 6 Prostate 5 None None NE* 8 PTFU Safety No dose limiting toxicities or SAEs considered related to P-MUC1C-ALLO1 were observed No CRS, ICANS, or graft vs host disease were observed Grade 3-4 treatment-emergent AEs were anemia (n=1), leukopenia (n=1), neutropenia (n=5), lymphocyte count decreased (n=2) and subclavian vein thrombosis (n=1) Efficacy Six heavily pretreated patients have been dosed with P-MUC1C-ALLO1 Among the 4 evaluable patients, 1 had best overall response of PR and 1 had SD at the low starting dose of 0.75 x 106 cells/kg and additionally one subject had SD at the 2 x 106 cells/kg dose Data Cutoff 11-14-2022 | POSEIDA R&D DAY 2023

P-MUC1C-ALLO1 is largely comprised of early memory T cells, i.e., TSCM and TCM Ph1 was initiated in May 2022 and is estimated to treat up to 100 patients across 15 sites Three patients in cohort 1 and 3 patients in cohort 2 have been treated Both cohort 1 and cohort 2 were completed without dose-limiting toxicities, CRS or graft vs host disease Early signs of clinical activity were observed including 1 partial response in a breast cancer patient at the low dose and two other patients with gastrointestinal malignancies achieving stable disease Ph1 enrollment and dose escalation is on-going with subjects now enrolling in cohort 3 dose-level (Arm A) and cyclic dosing (Arm B) Previously treated subjects are eligible per protocol for re-treatment at the original dose given or at a higher dose-level that has cleared DLT period P-MUC1C-ALLO1: Summary and Key Takeaways | POSEIDA R&D DAY 2023

P-BCMA-ALLO1 Clinical Update Rajesh Belani, MD Vice President, Clinical Development

Background Multiple myeloma (MM) is an incurable plasma cell malignancy with high expression of B-cell Maturation Antigen (BCMA) Two autologous CAR-Ts targeting BCMA are approved for relapsed refractory MM (RRMM) Autologous CAR-T are limited by: The need for apheresis Long manufacturing times and high manufacturing costs Poor product quality because the T-cells are obtained from myeloma patients An allogeneic “off the shelf” CAR-T: Eliminates the need for apheresis Provides on demand therapy Utilizes better-quality T-cells from healthy donors P-BCMA-ALLO1 is an allogeneic CAR-T targeting BCMA being developed for the treatment of RRMM | POSEIDA R&D DAY 2023

Optimized for safety, efficacy and to overcome autologous CAR-T limitations Produced from healthy donor T cells Numerous patients can be treated with each manufacturing run Nonviral transposition High fidelity gene editing High proportion TSCM cells Available “on demand” P-BCMA-ALLO1 Partnered with Roche Allogeneic CAR-T Therapy for Multiple Myeloma BCMA-binding CAR TCR knock-out MHC I knock-out | POSEIDA R&D DAY 2023

Phase 1 P-BCMA-ALLO1-001 Clinical Trial in Multiple Myeloma

- Multiple learnings from autologous program informed allogeneic approach
  - Even higher T_{SCM}
  - Better binder technology (utilizing VH binder)
  - Booster molecule (lower cost)
- Ongoing dose escalation
- Early clinical data presented at ESMO-IO (Dec 2022)

KEY ELIGIBILITY

- Relapsed Refractory Multiple Myeloma
- Received at least 3 lines of therapy that include a PI, IMiDs and CD38 mAb
- Measurable Disease
- ECOG status of 0 to 1

Study Schematic: Trial Design



P-BCMA-ALLO1 infusion
Follow up, potential for redosing
ICF
SCREENING
Conditioning Chemotherapy

Cyclophosphamide (300 mg/m^2) and **Fludarabine** (30 mg/m^2) for 3 days

ClinicalTrials.gov: NCT04960579

PRIMARY ENDPOINTS

- Assess safety and MTD based on DLT

SECONDARY OUTCOMES

- Safety/feasibility: AE, Cytokine Release Syndrome (CRS), neurotoxicity, Graft vs Host Disease (GVHD)
- Efficacy: IMWG criteria: ORR, TTR, DOR, PFS, OS will be analyzed

103 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Single infusion Dose Levels (cells/kg/dose) Cohort minus 2: 0.0625 x 106 Cohort minus 1: 0.25 x 106 Cohort 1:0.75 x 106 Cohort 2: 2 x 106 Cohort 3:6 x 106 Cohort 4: 10 x 106 Cohort 5: 15 x 106 If cohort 5 is completed without concluding an MTD, the safety Committee may elect to assess further escalation cohorts in 5-10 X 106 P-BCMA-ALLO1 cells/kg increments P-BCMA-ALLO1-001 Dose Escalation Plan and Study Schematic Open label, multicenter, Phase 1, dose escalation study to assess the safety and efficacy of P-BCMA-ALLO1 Administered intravenously as a single dose Dose levels will be tested in 3+3 escalation design in approximately 40 RRMM patients Enrolment Lymphodepletion CAR T-Cell Infusion Day -5, ,-4, -3 Day 0 Disease assessments at Weeks 2,3,4,6 and 8 and Months 3, 4, 5, 6, 7, 8, 9, 12, 15, 18, 21, 24, 27, 30, 33, 36, and every 6 months until disease progression Day 1, 4, 7, 10 Weeks 2, 3, 4, 6, 8 Months 3, 6, 9, 12, 15, 18 Every 3 Months to 3 years then every 6 Months until disease Progression Long Term Follow-Up yearly for up to 15 Years post dosing Outpatient  Inpatient (until day 7) Post treatment Follow-Up Visits Eligibility | POSEIDA R&D DAY 2023

P-BCMA-ALLO1-001 Patient Demographics and Characteristics  CAR-T Cells Administered: Cells/kg Mean (Min/Max) x 106 Patients, n Cohort 1: 0.75 x 106 single infusion 48 (37/ 64) 7 Cohort 2: 2.0 x 106 single infusion 162 (126/210) 3 Age / Gender/ Time Since Diagnosis / Performance Status (n=10) Median (min, max) age, y 75 (33, 85) Male, n (%) 3 (30) Median (min, max) time since diagnosis, y 5.17 (1.48, 18.85) Diagnosis Subtype, n (%)* IgG, 7 (70) IgA, 2 (20) Kappa FLC, 5 (50) Lambda FLC, 5 (50) Cytogenetic High-risk, n (%) 5 (50) ECOG (Baseline) PS, 0 (%) /1 (%) 3 (30) / 7 (70) Prior Therapy Exposure (n=10) Median (min, max) # prior regimens 6.5 (4, 10) Prior anti-BCMA therapy, n (%) 3 (30) *No patients with IgM, IgE, IgD or Non-Secretory Diagnosis Subtypes Data Cut Off 11-14-2022 | POSEIDA R&D DAY 2023

A total of 10 patients were treated with P-BCMA-ALLO1, 7 in cohort 1, and 3 in cohort 2 Three SAE occurred in cohort 1  (G3 Febrile Neutropenia, G3 Disseminated Herpes Zoster, G3 Cryptosporidiosis infection) No SAE were related to P-BCMA-ALLO1 No CRS, GVHD, neurotoxicity, DLT or Adverse Events of Special Interest (AESI) have been observed as of the data cutoff Six cohort 1 patients are available for response evaluation P-BCMA-ALLO1 Demonstrates Favorable Safety Profile  Data Cut Off 11-14-2022 Adverse Event Term | POSEIDA R&D DAY 2023

All enrolled patients are heavily treated having received 6.5 median prior lines of therapy 3 out of 6 evaluable cohort 1 patients had received prior BCMA targeted therapy 4 out of 6 evaluable cohort 1 patients had high risk cytogenetics ORR for Cohort 1 is 50% ORR in patients who have received prior BCMA targeting therapy is 66% ORR in patients with high-risk cytogenetics is 50% P-BCMA-ALLO1 Demonstrates Encouraging Efficacy Patient Cohort Age Prior Lines of Therapy Cytogenetic Risk Prior BCMA Targeting Therapy Best Response 1 1 79 8 Standard Yes (Belantamab) SD 2 1 69 5 High Yes (Belantamab) VGPR 3 1 75 5 High No PR 4 1 33 10 Standard Yes (Bispecific Ab) PR 5 1 75 4 High No SD 6 1 66 4 High No SD Data Cut Off 11-14-2022 | POSEIDA R&D DAY 2023

P-BCMA-ALLO1 is an allogeneic “off the shelf” BCMA targeting CAR-T therapy that demonstrates compelling anti-myeloma activity, in a heavily pretreated patient population, at the lowest dose tested, while demonstrating excellent tolerability It is active in patients who have failed prior BCMA targeted therapy and in patients with high-risk myeloma The clinical activity is seen without CRS, GVHD or neurotoxicity Dose escalation is ongoing Additional treatment regimens to be explored following a protocol amendment including cyclic dosing, repeat dosing, fixed (non-weight based) dosing, alternate lymphodepletion strategies and Rituximab combination P-BCMA-ALLO1 represents an important cellular therapy advance and could represent an attractive treatment option for MM P-BCMA-ALLO1: Summary and Key Takeaways | POSEIDA R&D DAY 2023

P-CD19CD20-ALLO1 Stacey Cranert, PhD Director, Immuno-Oncology

CD19/CD20 Dual CAR for Peripheral B Cell Malignancies

- Highly validated therapeutic targets for B cell malignancies
- Expression of both markers is highly restricted to the B cell lineage
- CD19 is a transmembrane glycoprotein of the Ig superfamily
  - Expressed during all stages of B cell development
- CD20 is membrane bound B cell marker thought to act as an ion channel
  - Expressed on late pro-B cells > memory B cells
- 4 FDA-approved CD19-targeting CAR-T for B cell malignancies
- **~30% of patients treated with CD19-targeting CAR-T relapse with CD19 Ag loss or downregulation**


Bone marrow
Periphery
Bone marrow
Pre-B receptor
Stem cell
Pro-B cell
Pre-B cell
Naïve B cell
Activated B cell
Memory GC B cell
Late plasmablast
Plasma cells
Associated B cell malignancies
ALL
MCL
MZL
DLBCL
CLL
FL
WM
MM
CD19
CD20
© 2011 American Association for Cancer Research
CCR Focus
AACR
Precursor B cell neoplasms
Peripheral B cell neoplasms
Plasma cell disorders

110 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

P-CD19CD20-ALLO1 Dual CAR-T

- Licensed to Roche
- Poseida Project Stage: IND planned 2023
- Early competitor data suggests excellent clinical activity for CD19/CD20 targeting
- Dual targets address limitations of single Ag loss and tumor heterogenicity, while dual CAR expression addresses structural limits of tandem configuration
- CD19 / CD22 tandem CAR-T demonstrated obstructed activity for 2nd binder

Poseida's advantage: Large PB cargo capacity allows for Dual CAR expression from a single transgene



Dual CAR
Tandem CAR

CD19/CD20 CAR-T On-going Clinical Trials

OWNER	PRODUCT	INDICATION
Lentigen/Medical College of Wisconsin	LV20.19 Tandem-Auto	NHL Phase 1 (**82% ORR** and **64% CR**, D28)
Chinese PLA General Hospital	TanCAR	r/r NHL Phase 1/2a (**79% ORR** and **71% CR**)
UCLA	CD19/CD20 Bispecific (Tandem)	r/r NHL, CLL Phase 1 (**90% ORR, 70% CR; 7/10**)
Miltenyi	CD19/CD20 DUAL CAR	r/r NHL Phase 1 (**75% ORR; 9/12** and **42% CR; 5/12**)
Shanghai Children's Medical Center	Coadministration of CD19- and CD22- CAR-T cells	B-ALL (**99% CR** of 194 patients ≤ 20 yo)

Preclinical and clinical advances in dual-target chimeric antigen receptor therapy for hematological malignancies. Cancer Sci, 2021
CD19/CD20 Bispecific Chimeric Antigen Receptor (CAR) in Naïve/Memory T Cells for the Treatment of Relapsed or Refractory Non-Hodgkin Lymphoma. Cancer Discovery, 2022
Phase I Trial of MB-CART2019.1 in Patients with Relapsed or Refractory B-Cell Non-Hodgkin Lymphma: 2 Year Follow-Up Report. Hemasphere, 2022

111 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Optimized for Safety and Efficacy Produced from healthy donor T cells Nonviral transposition High fidelity gene editing High proportion TSCM cells Targeted Indications: R/R DLBCL, CLL, MZL, MCL, FL, PMBCL No FDA Approved CAR-T therapy for CLL and MZL P-CD19CD20-ALLO1 Allogeneic CAR-T Therapy for B cell Malignancies TCR knock-out MHC I knock-out CD19-binding CAR CD20-binding CAR | POSEIDA R&D DAY 2023

P-CD19CD20-ALLO1 demonstrates Ag-specific anti-tumor activity in a dose response against multiple tumor models in vivo In Vivo Activity Against Leukemia and Lymphoma Xenografts Mec1 (B-CLL) Raji (Burkitt’s lymphoma) *Program on track for 2023 IND filing* PBS Control CAR-T Treated | POSEIDA R&D DAY 2023

P-CD19CD20-ALLO1 is a DUAL targeting CAR-T aiming to prevent relapse in B cell malignancies This Allogeneic CAR-T product demonstrates: Strong in vivo cytotoxicity against xenograft models of CLL and lymphoma High TSCM IND filing planned 2023 P-CD19CD20-ALLO1: Summary and Key Takeaways | POSEIDA R&D DAY 2023

P-CD70-ALLO1 Julia Coronella, PhD Vice President, Immuno-Oncology

CD70 CAR-T for Hematologic Cancers

- Project stage: preclinical
- CD70 is highly expressed in AML (85%), NHL (90%), and RCC (80%)
- Highly expressed in Cutaneous T-cell lymphoma (CTCL); MF (95%), pcALCL (100%), PTCL (64%)
- Limited healthy tissue expression (APCs, activated T/B cells) and favorable safety record for other programs in development
- Roche holds an option to license

Anti-CD70 CAR-T/TCR-T/mAb/ADC Currently in Development

OWNER	PRODUCT	INDICATION
CRISPR Tx	Allo CAR-T (CTX-130)	**TCL (Phase I; 70% ORR and 30% CR)** RCC (Phase I)
Allogene Tx	Allo CAR-T (ALLO-316)	RCC (Phase I) AML (pre-clinical)
U of Florida	Auto CAR-T with IL-8R	GBM (Phase I)
NCI	Auto CAR-T	CD70+ solid tumors (Phase I/II)
TCR2 Tx	TCR-T with mbIL-15 (TC-520)	RCC (pre-clinical)
Argenx	mAb (Cusatuzumab)	AML (Phase I/II; **45% CR**)
Seagen	ADC (SEA-CD70)	MDS/AML (Phase I)
Ambryx	ADC (ARX305)	RCC (IND approved)

116 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Anti-CD70 CAR-T Cells Effectively Control Tumors in a Xenograft Model of AML CAR-T Treatment Tool CAR-T cells expressing binders generated from published scFv sequences were used for target proof of concept in the Nomo-1 model of AML 6/12 tool CAR-T assessed effectively slowed or controlled tumor growth in this model | POSEIDA R&D DAY 2023

Cas-CLOVER Editing of CD70 Locus Yields 95% KO Efficiency and Increases % TSCM in Anti-CD70 CAR-T Cells CD70 FMO No gRNA Pair 1 Pair 5 CD4+ T cells CD8+ T cells CD70 Editing Efficiency Final Product Phenotype Anti-CD70 CAR-T cells express CD70, which can lead to fratricide, activation, and/or impaired efficacy Cas-CLOVER gene editing ablates CD70 expression during CAR-T production yielding a final product with improved phenotype compared to unedited cells | POSEIDA R&D DAY 2023

Tool CAR-T cells with or without CD70 KO were rechallenged with a high dose of tumor after initial period of tumor control Only CD70 KO cells were able to control tumor rechallenge Anti-CD70 CAR-T With CD70 KO Exhibit Improved Durability of Response Against AML Xenografts In Vivo CAR-T Treatment | POSEIDA R&D DAY 2023

Super piggyBac is used to generate anti-CD70 CAR-T cells with high TSCM and strong in vivo cytotoxicity against a xenograft model of AML Cas-CLOVER efficiently disrupts CD70 expression during CAR-T production, yielding a product with increased TSCM cell content and improved in vivo durability Anti-CD70 single domain VH binders have been generated and lead candidate identification is underway P-CD70-ALLO1: Summary and Key Takeaways | POSEIDA R&D DAY 2023

P-ckit-ALLO1 Nina Timberlake, PhD Director, Immuno-Oncology

Project stage: preclinical c-kit is expressed on >95% of HSCs and overexpressed in >80% of AML including on leukemic stem cells  P-ckit-ALLO1 aims to increase transplant eligibility in relapsed/refractory AML patients and improve treatment efficacy and durability by specifically targeting AML stem cells P-ckit-ALLO1 as a Bridge to Transplant in R/R AML COMPANY PRODUCT INDICATION Magenta Tx anti-CD45 and anti-c-kit ADCs Conditioning (preclinical) AML/MDS (Phase 1) Jasper Tx anti-c-kit mAb (JSP 191) SCID and AML (Phase I) Forty-Seven anti-c-kit + anti-CD47 mAb Conditioning (preclinical) Anti-c-kit mAbs and ADCs Currently in Development | POSEIDA R&D DAY 2023

P-ckit-ALLO1 as a Bridge to Transplant in R/R AML Engraftment with minimal immune suppression Healthy and malignant bone marrow AML stem cells Healthy stem cells CAR-T cells targeting c-kit Ablation of residual disease and stem cells Clearance of CAR-T + reduced intensity conditioning Donor HSC transplant Many AML patients do not qualify for transplant P-ckit-ALLO1 aims to increase the pool of transplant eligible patients by simultaneously clearing residual disease (bridging therapy) and providing highly specific reduced intensity bone marrow conditioning | POSEIDA R&D DAY 2023

Potential Advantages of P-ckit-ALLO1 Bone marrow homing and preferential expansion at the site of target cells Rapid and controllable clearance of CAR-T cells using embedded safety switch Direct target cell killing with potent cytotoxic activity P-ckit-ALLO1 High systemic drug concentration may increase risk of off-tumor toxicity Long serum half-life limits ability to transplant until reagent clears naturally Rely on ADCC, growth factor blockage, or complexed immunotoxins for killing—kinetics may be slow or lowered in stem cells Antibody Reagents | POSEIDA R&D DAY 2023

Dual Anti-c-kit CAR-T Cells Significantly Outperform Single CARs Dual anti-c-kit CAR-T cells exhibit increased potency compared to matched single CAR-T cells, resulting in complete tumor elimination, achieving 100% survival for more than 100 days in a xenograft model of AML CAR-T Treatment Tumor Growth Overall Survival | POSEIDA R&D DAY 2023

Targeting c-kit+ cancer stem cells may improve the durability of responses in AML, which is known to originate from early bone marrow progenitors Super piggyBac enables delivery and expression of two full length c-kit targeting CARs from a single transgene Dual c-kit CAR-T cells have potent in vivo efficacy in a xenograft model of AML and reduce the incidence of antigen escape and T cell exhaustion in long term survival studies Targeting of normal, healthy stem cells by c-kit CAR-T cells may: Provide a safer, less toxic conditioning regimen Greatly reduce transplant-related morbidity and mortality Improve patient outcomes Expand pool of patients and indications where stem cell transplant can be applied P-cKit-ALLO1: Summary and Key Takeaways | POSEIDA R&D DAY 2023

CAR-TCR-T for Solid Tumors Devon J Shedlock, PhD Chief Scientific Officer, Cell Therapy

Engineered TCRs for Targeting Intracellular and Lipid Ags, and HSPs TCR-engineered cells express tumor-Ag-specific TCRs comprised of α- and β-, or γ- and δ-chains, which recognize Ag + MHC or lipid Ags and heat shock proteins TCRs access intracellular tumor antigens TCRs may require lower antigen density than CAR-T  TCRs may exhibit tissue homing and persistence advantages TCR-engineered cells have diverse applications: oncology, infectious disease, autoimmunity, etc. Co-expression of a TCR and a CAR may synergize to address target heterogeneity and increase potency  TCR & CAR Nature Biotechnology volume 36, pages215–219 (2018) | POSEIDA R&D DAY 2023

Large cargo enables delivery of multiple genes for multi-targeting via CAR, abTCR, gδTCR, and/or activation-gated expression Multi-targeting 3 Combination of piggyBac®, Cas-CLOVER™ Booster molecule, and our proprietary Allo process Allogenic 2 Enabled by Our Platform Technologies and Addresses Key Limitations of Current CAR-T and TCR-T Therapies, Including Improved Manufacturing, Engraftment, Potency, and Persistence Poseida’s Development of Versatile Allogeneic CAR-TCR-T Cell Products Poseida’s Allo platform generates a durable TSCM-enriched cell therapy product TSCM Rich 1 Optimized platform with multiple molecular “armors” to enhance efficacy Armored 4 TSCM Allogeneic Multi-targeting Armored TCR CAR Logic circuit endoTCR KO MHCI KO TCR-Coreceptor Chimeric Costimulatory Receptor [CCR] miRNA γδTCR | POSEIDA R&D DAY 2023

Multiple Antigen Targeting by Combining CAR and TCR Platforms A majority of engineered T cells express both CAR and TCR POTENTIAL BENEFIT Enable engineered T cell to recognize both cell surface and intracellular antigen presented by MHC TCR CAR Simultaneous Expression of CAR and TCR Allogeneic CAR-TCR-T CAR-TCR Co-Expression 91.5% CAR TCR piggyBac® can be leveraged to deliver CAR and TCR in same product Heterogeneous Tumor CAR-TCR-T exhibit dual-ag. specificity and their co-exp. synergizes to eliminate heterogenous tumors Hybrid CAR-TCR-T cells may exhibit better killing and higher tumor infiltration in solid tumor indications | POSEIDA R&D DAY 2023

Super piggyBac®-produced CAR-TCR-T characterized by High %T_{SCM}

High %T_{SCM} Allogeneic CAR-TCR-T


Allo CAR-TCR-T CD8+
Q1
1.00
Q2
87.9
Q4
1.17
Q3
9.94
CD45RA
CD62L
TN Cell
TSCM Cell
TCM Cell
TEM Cell
TEFF Cell
Stemness
Proliferative potential
Lymphoid homing
Antigen independence
Lipid metabolism
Low Δψm
Senescence
Cytotoxicity
Tissue tropism
Antigen addiction
Glycolytic metabolism
Oxidative stress

Adapted from Gattinoni et al. (2017) Nat. Med.


CD4
CD8
Phenotype percentage
100
80
60
40
20
0
Allo CAR-TCR-T
Mock
Teff
Tem
Tcm
Tscm

- SPB preferentially modifies early memory T cells resulting in high %T_{SCM} product
- In the clinic, T_{SCM} % is associated with greater safety / efficacy / durability

131 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Multiplex Gene-editing Generates “Off-the-shelf” Allogeneic TCR-T TRAC/TRBC DKO eliminates endogenous (Endo)-TCR and prevents TCR mismatching b2M KO disrupts MHC-I expression Cas-CLOVER™ mediated multiplex TCR & MHC-I KO with robust efficacy TRBC-KO TRAC-KO DKO 86 25 84 CD8a A2-NY-ESO-1-Dextramer TCRb-Endo TCRb-Transgenic Allogeneic CAR-TCR-T Transgenic TCR Endogenous TCR Before Purification After purification | POSEIDA R&D DAY 2023

Poseida’s CD8 Co-receptor Enhances TCR Activity in Both CD4+ and CD8 + T cells De novo chimeric homodimer CD8 co-receptor incorporates both palmitoylation domain, a lipid anchor facilitating coreceptor localization, and high-affinity Lck binding domain which recruits tyrosine Kinase to phosphorate TCR-CD3 complex Our design improved TCR activities in both CD4+ and CD8+ cells Lck binding domain Palmitoylation domain Poseida’s Design Chimeric CD8 homodimer (chiCD8-homo-di) Competitors’ Designs CD8 heterodimer (CD8-hetero-di) CD8 homodimer CD8-homo-di | POSEIDA R&D DAY 2023

TCR-AIGES-CAR: TCR-Mediated CAR Expression for Improved Safety

TCR-activation Regulated CAR Expression


TCR
CAR
V H
V L
Activation
ON
CAR


D0 (Resting)
2.06
29
68
BCMA_CAR
NYESO_TCR
D2 Post-
TCR stimulation
31
38
30
BCMA_CAR
NYESO_TCR

Potential of TCR-AIGES-CAR

- Limit off-tumor activity of the CAR
- Decrease T cell expression burden

- CAR activity **restricted to TCR-Ag positive tumors**
  - TCR-AIGES-CAR-T shows **no cytotoxicity against single CAR-target positive tumors**
- TCR-AIGES-CAR-T exhibit **dual-antigen specificity following TCR activation**
  - TCR-mediated activation required for CAR expression


Heterogenous Tumor
HLA-A2 Tumor MIX
NYESO+/BCMA- & NYESO-/BCMA+
+/- , -/+
400
300
200
100
0
0
50
100
Time Elapsed (Hours)
Car-target Only Tumor
HLA-A2 Tumor Cells
NYESO-/BCMA+
-/+
800
600
400
200
0
0
50
100
Time Elapsed (Hours)
Mock
TCR-AIGES-CAR-T
CAR-TCR-T

134 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Versatile Platform Can be Adapted for Oncology, Infectious Disease, Autoimmune, and Other Indications NY-ESO-1+ A375-melanoma Tumor  Oncology: allogeneic TCR-T (no armors) exhibit remarkable in vivo efficacy in xenografted melanoma tumor model Infectious Disease: in vivo efficacy in COVID-19 infectious disease model as reviewed at Poseida’s 2022 R&D Day (TScan) Allo TCR-T In Vivo Efficacy in Xenograft NSG Model | POSEIDA R&D DAY 2023

Poseida’s non-viral technologies enabled development of our Allogeneic CAR-TCR-T Platform Many advantages including multi-targeting and a high % of TSCM αβ and γδ TCRs recognize intracellular Ag-MHC and lipid Ags, respectively, providing key advantages over CAR alone CAR and TCR co-expression may be synergistic and improve activity against heterogeneous solid tumors Armored CAR-TCR-Ts with functional enhancements exhibited improved activity Chimeric CD8α co-receptor & Co-stimulatory molecule increased TCR avidity and prolonged tumor control This versatile platform can be adapted for oncology and beyond Preclinical proof-of-concept established for both multiple oncology targets and viral infections CAR-TCR-T: Summary and Key Takeaways | POSEIDA R&D DAY 2023

Conclusion and Summary Mark J. Gergen CEO

Acknowledgements & Thank You Introduction Eric M. Ostertag, MD, PhD, Founder Fireside Chat George Church, PhD, Gene Editing Pioneer & Chair, Poseida Gene Therapy SAB Gene Therapy Brent Warner, President, Gene Therapy Fireside Chat Madhu Natarajan, PhD, Head, Rare Diseases Drug Discovery Unit, Takeda Pipeline Programs Jack Rychak, PhD & Bernard Kok, PhD Emerging Technology Blair Madison, PhD; Oscar Alvarez, PhD & Alex Schudel, PhD Cell Therapy Devon J. Shedlock, PhD, Chief Scientific Officer, Cell Therapy Fireside Chat Christine Brown, PhD, Professor, City of Hope; CAR-T Cell Expert & Member, Poseida Immuno-Oncology SAB Clinical Programs Rajesh Belani, MD Preclinical Stacey Cranert, PhD; Julia Coronella, PhD; Nina Timberlake, PhD & Devon J. Shedlock, PhD | POSEIDA R&D DAY 2023 Poseida employees, partners, collaborators, investors, analysts, investigators and especially the patients we serve.

On a Mission to Redefine Cell & Gene Therapy PEOPLE  Passionate and dedicated team working on treatments for patients with cancer and rare diseases PLATFORMS Innovating with powerful and differentiated genetic engineering technologies Moving Beyond Viral Vectors for Gene Therapy IN VIVO GENE THERAPY The Future of Cell Therapy is Allo                ALLOGENEIC CAR-T | POSEIDA R&D DAY 2023

Genetic Engineering Platforms Designed to Perform

Novel Technologies that Deliver Differentiated Products

Super piggyBac

- Non-viral system
- Highly efficient technology to add DNA to genome
- Large genetic cargo capacity
- Broad range of cells
- Advantages in tolerability, potency, speed to clinic and costs



GENE INSERTION

Cas-CLOVER

- Highly precise site-specific nucleases
- Ability to edit resting T cells while maintaining desirable T_{SCM} characteristics
- Major advantages:
  - tolerability
  - ease of design
  - low cost
  - multiplexing ability



GENE EDITING

Nanoparticles AAV Vectors

- Delivers long-term stable gene expression
- Non-viral and viral delivery of DNA and proteins both ex vivo and in vivo
- Ability to deliver to multiple cell types and target specific tissues



GENE DELIVERY

Our focus on innovation continues with ongoing improvements to all our platforms including progress on site-specific Super piggyBac for precise gene editing and insertion

140 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

Highly Differentiated Innovation in CAR-T

A New Class of Allogeneic CAR-T for Oncology

Cell Type Matters


T_{SCM} Cell

Stem Cell Memory

- Self-renewing
- Long lived
- Multipotent

T_{SCM} is the ideal cell type for CAR-T due to greater safety and durability

Super piggyBac® is the ideal non-viral gene insertion technology

Fully Allogeneic CAR-T


MHC I knock-out
TCR knock-out

Addressing both Graft v Host and Host v Graft alloreactivity with **Cas-CLOVER™ Gene Editing**

Cost, Scale & Reach



Booster Molecule technology with the potential to deliver 100's of doses translating into low cost and broader patient and commercial reach

141 | POSEIDA R&D DAY 2023

POSEIDA THERAPEUTICS

A New Class of Products for Rare Diseases and Hard-to-Treat Populations Disruption in Gene Therapy Fully Integrating piggyBac integrates into DNA enabling the potential for single treatment cures Addressing Challenges of Viral Delivery piggyBac and Nanoparticle technology can address limitations of AAV Broad Application piggyBac cargo capacity addresses more indications and piggyBac can treat juvenile populations Focused on Genetic Correction and Improved Delivery with the Capacity to Cure | POSEIDA R&D DAY 2023

Leveraging the Power of Products, Partnerships, People and Platforms Advancing a New Class of Cell Therapy and Gene Therapy Products CELL THERAPY FOR ONCOLOGY GENE THERAPY / GENE EDITING Strong innovation engine, dedicated people and powerful differentiated platform technologies drive our opportunities ALLOGENEIC CELL THERAPY FOR ONCOLOGY IN VIVO GENE THERAPY | POSEIDA R&D DAY 2023

Q&A